EXHIBIT 10.7.1

                                                          EXECUTION


                 LIMITED WAIVER AND CONSENT AND
              AMENDMENT NO. 1 TO CREDIT AGREEMENT
                      AND PROMISSORY NOTE

                           RECITALS:

     Reference is made to that certain Third Restated Credit Agreement dated as of July 29, 1998 (as heretofore amended or supplemented, the "Agreement"), among Cliffs Drilling Company, a Delaware corporation ("Borrower"), Cliffs Oil and Gas Company, a Delaware corporation ("COG"), Cliffs Drilling International, Inc., a Delaware corporation ("CDI") and ING (U.S.) Capital LLC (formerly known as ING (U.S.) Capital Corporation; in its capacities as the sole Lender and Agent under the Agreement, "ING"). Terms used and not defined herein shall have the meanings given them in the Agreement.

     Borrower, COG and CDI have requested that ING consent to the provisions set forth in this Limited Waiver and Consent and Amendment No. 1 to Credit Agreement and Promissory Note (this "Limited Waiver and Consent").

                      WAIVER AND CONSENT:

     Sections 6.1 and 6.2 of the Agreement contain certain restrictions on each Related Person's ability to incur Indebtedness or Contingent Obligations without Majority Lenders' consent. Without Majority Lenders' consent, each Related Person's ability to merger or consolidate with any other Person is restricted by
Section 6.6.4 of the Agreement, and each Related Person's ability to make Investments is restricted by Section 6.11 of the Agreement. Subject to the conditions and limitations set forth below, ING hereby consents to, and waives any violation of Sections 6.1, 6.2,
6.6.4 and 6.11 of the Agreement caused by:

          (a) the merger of Falcon Drilling de Venzuela, Inc.("Falcon Venezuela"), an in-direct wholly owned Subsidiary of R&B Falcon Corporation, with and into Borrower, with Borrower being the surviving entity; and

          (b) the guaranty by Borrower, as successor by merger to Falcon Venzuela, of approximately $5,250,000 of unsecured Indebtedness of R&B Falcon Holdings, Inc.

                           AMENDMENTS

     The definition of "Commitment Termination Date" is hereby amended in its entirety to read as set forth below:

          "`Commitment Termination Date' shall mean January 3, 2000 or, if such date is not a Business Day, the Business Day next preceding such date, or any earlier date on which the Commitment has been reduced to zero by Borrower or has been terminated pursuant to Section 7.2."

     The paragraph on page two of ING's Note which immediately follows the definitions set forth therein and currently reads as follows:

          "The principal amount of this Note, together with all interest occurred hereon, shall be due and payable in full on May 31, 2000."

is hereby amended in its entirety to read as follows:

          "The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on January 3, 2000."

                  LIMITATIONS AND CONDITIONS:

     Borrower, COG and CDI each hereby represent and warrant to ING that immediately after giving effect to this Limited Waiver and Consent there shall exist no Default or Event of Default and immediately after giving effect to this Limited Waiver and Consent all representations and warranties contained herein, in the Agreement or otherwise made in writing by any Related Person in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof.

     Except as expressly waived or agreed herein, all covenants, obligations and agreements of Borrower, COG and CDI contained in the Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to
(a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which ING may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by Borrower, COG and CDI in all respects. Any reference to the Agreement in any Loan Document shall be deemed to be a reference to the Agreement as modified and amended hereby.

     Borrower agrees to reimburse and save ING harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Waiver and Consent, including, without limitation, the reasonable fees and expenses of legal counsel to ING which may be payable in respect of, or in respect of any modification of, this Limited Waiver and Consent.

     This Limited Waiver and Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

     This Limited Waiver and Consent is a "Loan Document" as defined and described in the Agreement and all of the terms and provisions of the Agreement relating to Loan Documents shall apply hereto.

     This Limited Waiver and Consent may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

     THIS LIMITED WAIVER AND CONSENT AND THE DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned parties have executed this Limited Waiver and Consent as of the ___ day of June, 1999.


                                   ING (U.S.) CAPITAL CORPORATION,
                                   in  its capacity as Agent and as
                                   sole Lender

                                   By:_____________________________
                                      Frank Ferrara
                                      Senior Associate

                                   CLIFFS DRILLING COMPANY


                                   By:_____________________________
                                      Douglas E. Swanson
                                      President and Chief Executive
                                      Officer


                                   CLIFFS OIL AND GAS COMPANY


                                   By:_____________________________
                                      Douglas E. Swanson
                                      President and Chief Executive
                                      Officer


                                   CLIFFS  DRILLING  INTERNATIONAL,
                                   INC.


                                   By:_____________________________
                                      Douglas E. Swanson
                                      President and Chief Executive
                                      Officer